UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                                                                                         July 29, 2004

                      WEBCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Oklahoma                                                                       0-23242                                                               73-1097133
(State or other jurisdiction of                               (Commission File Number)                                               (IRS Employer
        incorporation)                                                                                                                                Identification No.)

9101 West 21st Street,          Sand Springs, Oklahoma          74063
(Address of principal executive offices)                              (Zip Code)

Registrant’s telephone number, including area code:          (918) 241-1000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (c)        Exhibits

    99.1     Press Release dated July 29, 2004

Item 12.  Results of Operations and Financial Condition

        On July 29, 2004, Webco Industries, Inc. issued earnings guidance for the fourth quarter of its fiscal year, which ends July 31, 2004.  A copy of the news release is furnished as an Exhibit to this Form 8-K Report.  This information is being is being "furnished" rather than "filed" with the Commission in accordance with the rules and regulations of the Commission..

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                             WEBCO INDUSTRIES, INC.

Dated: July 29, 2004                                            By: /s/ Michael P. Howard
                                                                                   Michael P. Howard
                                                                                   Vice President and
                                                                                   Chief Financial Officer